SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                   FNB BANCORP
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

          (1)  Title of each class of securities to which transaction applies:
               NA
          (2)  Aggregate number of securities to which transaction applies: NA
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
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               paid: NA

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid: NA
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          (3)  Filing Party: NA
          (4)  Date Filed: NA

                                   FNB BANCORP
                               975 El Camino Real
                      South San Francisco, California 94080

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To be Held Wednesday, May 14, 2003
                                    7:30 P.M.

                              --------------------


                       TO THE SHAREHOLDERS OF FNB BANCORP:


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of FNB BANCORP, a California corporation (the "Company") will be held at the Basque Cultural Center, 599 Railroad Avenue, South San Francisco, California, on Wednesday, May 14, 2003, at 7:30 p.m., for the following purposes:

         1. To elect the eight (8) incumbent directors identified in the accompanying proxy statement;

         2.    To ratify and approve the FNB Bancorp 2002 Stock Option Plan;

         3. To ratify the appointment of KPMG LLP as independent auditors of the Company to serve for the 2003 fiscal year; and

         4. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.


         Section 7 of the Bylaws of the Company provides for the nomination of directors as follows:

         "Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed, with first-class United States mail postage prepaid, to the Secretary not less than 20 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 25 days notice of the meeting is given to the shareholders, such nomination shall be mailed or delivered to the Secretary not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Shareholder nominations shall contain the following information: (a) the name, age, business address and, if known, residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the total number of shares of capital stock of the corporation that are beneficially owned by each proposed nominee and by the nominating shareholder; (d) the name and residence address of the notifying shareholder; and (e) any other information the corporation must disclose regarding director nominees in the corporation's proxy solicitation. Nominations not made in accordance with this Section may be disregarded by the Chairman of the meeting, and if the Chairman so instructs, the inspectors of election may disregard all votes cast for each such nominee."

         Only those shareholders of record at the close of business on April 7, 2003, will be entitled to notice of and to vote at the Annual Meeting.

         As an added convenience, a shareholder can choose to vote by telephone or by using the Internet as indicated on the proxy card. If you vote by telephone or electronically through the Internet, there is no need to return the proxy card. Please refer to the attached proxy statement for a more complete description of the procedures for telephone and Internet voting.

         You are cordially invited to attend the Annual Meeting.


                                    By Order of the Board of Directors


                                       /s/  THOMAS C. MCGRAW
                                       -----------------------------------------
                                            Thomas C. McGraw
                                               Secretary


South San Francisco, California
April 17, 2003


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE BY TELEPHONE, OR BY THE INTERNET, OR SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                    Mailed to shareholders on or
                                                            about April 17, 2003

                                   FNB BANCORP
                               975 El Camino Real
                      South San Francisco, California 94080
                            Telephone (650) 588-6800


                                 PROXY STATEMENT


                     INFORMATION CONCERNING THE SOLICITATION

         This Proxy Statement is being furnished to the shareholders of FNB Bancorp, a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Basque Cultural Center, 599 Railroad Avenue, South San Francisco, California, at 7:30 p.m. on Wednesday, May 14, 2003. Only shareholders of record on April 7, 2003 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to be voted 2,437,043 shares of its no par value Common Stock (the "Common Stock").

         Shareholders may vote their shares without attending the Annual Meeting, whether their shares of Common Stock are held in their names or through a broker, bank or other nominee. Shareholders may vote by mail (by submitting a proxy) or by telephone or by using the Internet, and instructions for voting by mail, by telephone or by using the Internet are set forth on the enclosed proxy card. For shares held through a broker, bank or other nominee, shareholders may vote by submitting their voting instructions to the broker, bank or other nominee. Voting instructions may be given by telephone or by using the Internet, if the broker, bank or other nominee makes those methods available to the shareholder, in which case the procedures will be enclosed with the Proxy Statement forwarded by the broker, bank or other nominee.

         The presence in person or by proxy of a majority of the shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because under applicable rules the broker cannot vote on the matter in the absence of instructions from the beneficial owner. The effect of abstentions and broker non-votes on the calculation of the required vote on specific proposals to be brought before the Annual Meeting is discussed under each proposal, where applicable.

         Shareholders of Common Stock are entitled to one vote for each share held, except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all of his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the Annual Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for shareholders or their proxies at the Annual Meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Annual Meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date, or by voting on a later date by telephone or by using the Internet. The proxy may also be revoked by the shareholder by attending and voting in person at the Annual Meeting. The proxy will be voted as directed by the shareholder giving the proxy and if no directions are given on the proxy, the proxy will be voted "FOR" the nominees of the Board of Directors, "FOR" ratification and approval of the FNB Bancorp 2002 Stock Option Plan, "FOR" ratification of the appointment of KPMG LLP as independent auditors of the Company to serve for the 2003 fiscal year, and at the proxy holders' discretion, on such other matters, if any, which may come before the Annual Meeting (including any proposal to adjourn the meeting).

         Any shareholder may choose to vote shares of Common Stock by telephone by calling the toll-free number (at no cost to the shareholder) indicated on the proxy card. Telephone voting is available 24 hours per day. Easy to follow voice prompts allow a shareholder to vote shares and to confirm that instructions have been properly recorded. The Company's telephone voting procedures are designed to authenticate the identity of shareholders by utilizing individual control numbers. If a shareholder votes by telephone, there is no need to return the proxy card.

         Any shareholder may also choose to vote shares of Common Stock electronically by using the Internet, as indicated on the proxy card. Internet voting procedures are designed to authenticate the identity of a shareholder and to confirm that instructions have been properly recorded. The Company believes these procedures are consistent with the requirements of applicable law. If a shareholder votes electronically by using the Internet, there is no need to return the proxy card.

         The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Company will reimburse brokerage houses, fiduciaries, custodians and others holding Common Stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxy materials to the beneficial owners of such Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone, Internet or personal interview, the costs of which will be borne by the Company.

                                  ANNUAL REPORT

         A copy of the Annual Report of the Company for the fiscal year ended December 31, 2002, including audited consolidated financial statements of the Company (the "Annual Report") is enclosed with this Proxy Statement. Additional copies of the Annual Report are available upon request to the Secretary of the Company, Thomas C. McGraw, at FNB Bancorp, 975 El Camino Real, South San Francisco, California 94080.

         THE ANNUAL REPORT INCLUDES A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                             PRINCIPAL SHAREHOLDERS

         As of April 7, 2003, no person known to the Company owned beneficially or of record more than five percent (5%) of the outstanding shares of its Common Stock, except as indicated in the chart below:

------------------------------ ----------------------------- -------------------
                                  Amount and Nature of           Percentage of
     Name and Address             Beneficial Ownership            Ownership(1)
------------------------------ ----------------------------- -------------------
The Ricco Lagomarsino Trust               231,646                    9.51
26 Hillcrest Drive
Daly City, CA 94014
------------------------------ ----------------------------- -------------------
Thomas G. Atwood                          236,193(2)                 9.69
c/o Cypress Abbey Company
P.O. Box 516
Colma, CA 94014
------------------------------ ----------------------------- -------------------
Cede & Co.(3)                             973,060                   39.93
Box 20, Bowling Green Station
New York, NY 10004
------------------------------ ----------------------------- -------------------

(1)  Based upon 2,437,043 shares outstanding.

(2) Includes 191,444 shares owned by Cypress Abbey Company, a corporation in which Mr. Atwood is the principal shareholder.

(3) Cede & Co. is the nominee of The Depository Trust Company of New York, New York, and acts as the record owner of securities held in "street name" for a number of brokerage firms and other financial institutions.

                                 PROPOSAL NO. 1

                      ELECTION OF DIRECTORS OF THE COMPANY

         The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may be disregarded by the Chairman of the Meeting, and upon his instructions the tellers of votes may disregard all votes cast for such nominee(s).

         The Bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than nine shareholders, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of a majority of the shareholders at any annual or special meeting thereof. The current number of directors has been fixed by resolution of the Board of Directors at eight (8). The directors to be elected at the Annual Meeting shall hold office for one year and until their successors are elected and have qualified. The eight (8) nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them shall be elected as directors. Only votes cast "FOR" a nominee will be counted in determining whether that nominee has been elected as a director.

         All proxies will be voted for the election of the following eight (8) nominees recommended by the Board of Directors, unless authority to vote for the election of any director or directors is withheld by the shareholder on the proxy card. All of the nominees are incumbent Directors. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

         The following table sets forth information with respect to beneficial ownership of the Common Stock of the Company by those persons nominated by the Board of Directors for election as directors, as well as all directors and executive officers of FNB Bancorp and its subsidiary, First National Bank of Northern California, a national banking association (herein called the "Bank" or "First National Bank"), as a group. There is no family relationship between any of the directors and/or executive officers, except that Edward J. Watson is related by marriage to Anthony J. Clifford. The Company has only one class of shares outstanding, Common Stock.


----------------------------- ------- ------------------------- ------------- --------------------------------------
                                                                                    Shares Beneficially Owned
                                                                                     as of April 7, 2003 (1)
       Nominee                  Age   Positions Held             Director
                                      With the Bank              Since                                      % of
                                      and Company                                Sole (2)    Shared (3)     Total
----------------------------- ------- ------------------------- ------------- ------------- ------------ -----------
Michael R. Wyman                66    Chairman of the Board,      1978 for           4,735       23,194    1.15(4)
                                      Director                     Bank;
                                                                  2001 for
                                                                  Company
----------------------------- ------- ------------------------- ------------- ------------- ------------ -----------
Thomas C. McGraw                51    Chief Executive             1989 for           1,418      116,296    4.83(5)
                                      Officer, Secretary,          Bank;
                                      Director                    2001 for
                                                                  Company
----------------------------- ------- ------------------------- ------------- ------------- ------------ -----------
Neil J. Vannucci                66    Director                    1989 for           1,362       47,919    2.02(6)
                                                                   Bank;
                                                                  2001 for
                                                                  Company
----------------------------- ------- ------------------------- ------------- ------------- ------------ -----------
Edward J. Watson                55    Director                    1996 for           2,263        3,316    0.23(7)
                                                                   Bank;
                                                                  2001 for
                                                                  Company
----------------------------- ------- ------------------------- ------------- ------------- ------------ -----------
Daniel J. Modena                69    Director                    1996 for           1,152        1,111    0.09(8)
                                                                   Bank;
                                                                  2001 for
                                                                  Company
----------------------------- ------- ------------------------- ------------- ------------- ------------ -----------
Lisa Angelot                    45    Director                    1999 for          10,974           --    0.45(9)
                                                                   Bank;
                                                                  2001 for
                                                                  Company
----------------------------- ------- ------------------------- ------------- ------------- ------------ -----------
Jim D. Black                    46    President, Director         2002 for           5,068          935    0.25(10)
                                                                  Bank and
                                                                  Company
----------------------------- ------- ------------------------- ------------- ------------- ------------ -----------
Anthony J. Clifford             40    Executive Vice              2002 for           3,317           --    0.14(11)
                                      President and Chief         Bank and
                                      Operating Officer,          Company
                                      Director
----------------------------------------------------------------------------- ------------- ------------ -----------
All directors and executive officers (10 persons) as a group                        37,619      192,771    9.38(12)
----------------------------------------------------------------------------- ------------- ------------ -----------

(1) This table is based upon information supplied by directors, executive officers and principal shareholders. Percentages are based upon 2,437,043 shares outstanding.

(2) The named persons exercise sole voting and investment power with respect to shares listed in this column.

(3) The named persons share voting and investment power with respect to shares listed in this column.

(4) Includes 23,194 shares held by the Wyman Family Trust for which Mr. Wyman serves as co-trustee. Includes 262 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan. Excludes 5,954 shares held in the Bank's Deferred Compensation Trust.

(5) Includes 116,296 shares held by the Thomas C. and Virginia K. McGraw Family Trust for which Mr. McGraw serves as co-trustee. Includes 890 shares of presently exercisable stock options under the Company's Stock Option Plan and 262 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.

(6) Includes 47,919 shares held by the Vannucci Family Trust for which Mr. Vanucci serves as co-trustee and 890 shares of presently exercisable stock options under the Company's Stock Option Plan and 262 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.

(7) Includes 3,316 shares held in the Dreher, Garfinkle & Watson Money Purchase Pension Plan, under which Edward J. Watson and Eugene Garfinkle serve as Trustees and 890 shares of presently exercisable stock options under the Company's Stock Option Plan and 262 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.

(8) Includes 890 shares of presently exercisable stock options under the Company's Stock Option Plan and 262 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.

(9) Includes 1,214 shares held by Ms. Angelot as Custodian for Eric Angelot and 290 shares held by Ms. Angelot as Custodian for Katherine Brandenberger. A total of 231,646 shares are held by The Ricco Lagomarsino Trust for which Ms. Angelot serves as one of the co-trustees. Ms. Angelot disclaims beneficial ownership of such shares. Includes 699 shares of presently exercisable stock options under the Company's Stock Option Plan and 262 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan.

(10) Includes 3,421 presently exercisable stock options under the Company's Stock Option Plan. Includes 198 shares held in trust for Greg Black and includes 198 shares held in trust for Janelle Black. Excludes 1,293 shares held in the Bank's Deferred Compensation Trust.

(11) Includes 3,247 presently exercisable stock options under the Company's Stock Option Plan. Excludes 1,479 shares held in the Bank's Deferred Compensation Trust.

(12) Includes a total of 17,596 shares of presently exercisable stock options under the Company's Stock Option Plan and 1,572 shares of presently exercisable stock options under the Company's 2002 Stock Option Plan. Excludes 11,672 shares held by the Bank's Deferred Compensation Trust for the accounts of Messrs. Wyman, Black, Clifford and Ramsey. See "Deferred Compensation Plan" herein.

---------------------

         The following table sets forth certain information as of the Record Date with respect to each Director of the Company and the Bank, each person nominated for election as a Director, and each executive officer named in the Executive Compensation table elsewhere herein, as well as for all other executive officers of the Company and the Bank.

Michael R. Wyman        Chairman of the Board of Directors of the Company since
                        2001. Chairman of the Board of Directors of First
                        National Bank since 1999 and Director of First National
                        Bank since 1983. Retired as Chief Executive Officer of the Company and First National Bank effective March 31,
                        2002. Previously, Chief Executive Officer of First
                        National Bank since 1983 and President of First National
                        Bank from 1983 to 1996.

Thomas C. McGraw        Director and Secretary of the Company since 2001. Chief
                        Executive Officer of the Company and First National Bank since April 1, 2002. Director and Secretary of First
                        National Bank since 1989, and President and Chief
                        Operating Officer of First National Bank from October
                        2001 until April 1, 2003. Formerly, self-employed communications consultant in San Mateo and Marin
                        Counties, since 1987.

Neil J. Vannucci        Director of the Company since 2001. Director of First
                        National Bank since 1989. Director of U.S. Concrete since 1999. President of Bay Cities Building Materials from 1995 to 1999.

Edward J. Watson        Director of the Company since 2001. Director of First
                        National Bank since 1996. Certified Public Accountant.
                        Attorney and partner in the law firm of Watson & Lanctot
                        LLP, formerly known as Dreher, Garfinkle & Watson.

Daniel J. Modena        Director of the Company since 2001. Director of First
                        National Bank since 1996. Attorney and partner in the law firm of Modena & Royce in South San Francisco since
                        1961.

Lisa Angelot            Director of the Company since 2001. Director of First
                        National Bank since 1999. Property manager for the Lagomarsino Properties in Daly City since 1992. Her grandfather was Ricco Lagomarsino, Founding Director and
                        Chairman of First National Bank.

Jim D. Black            Director of the Company and First National Bank since
                        March 2002. President of the Company and First National
                        Bank since April 1, 2002. Formerly, Senior Vice
                        President and Senior Lending Officer of First National
                        Bank and an employee since 1981.

Anthony J. Clifford     Director of the Company and First National Bank since
                        March 2002. Executive Vice President and Chief Operating
                        Officer of the Company and First National Bank since
                        April 1, 2002. Formerly, Vice President and Branch
                        Administrator of First National Bank since 1995; Vice
                        President and Branch Manager of First National Bank since 1990; and Assistant Vice President and Branch
                        Manager of First National Bank since 1983.

James B. Ramsey         Senior Vice President and Chief Financial Officer of the
                        Company since 2001. Senior Vice President, Chief
                        Financial Officer and Cashier of First National Bank since 1997. Formerly, Vice President/Controller of
                        Mid-Peninsula Bank in Palo Alto since 1994, Senior Vice
                        President and Chief Financial Officer of Codding Bank in
                        Rohnert Park, California since 1989, and Executive
                        Vice-President and Chief Financial Officer of Pajaro
                        Valley Bank since 1982.

Charles R. Key          Senior Vice President and Director of Information
                        Systems of First National Bank and an employee since
                        1970.


         None of the directors of the Company is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, whose common stock is registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended.

         Committees of the Board of Directors

         The Company has an Audit Committee and a Compensation Committee. In addition, the entire Board of Directors of the Company functions as the nominating committee. The current members of the Company's Audit Committee are Edward J. Watson, Neil J. Vannucci and Daniel J. Modena. The current members of the Company's Compensation Committee are Lisa Angelot, Neil J. Vannucci and Edward J. Watson. The Company was formed in 2001 to become the holding company for First National Bank. Upon consummation of a plan of reorganization approved by the shareholders of the Bank, effective March 15, 2002, the Bank became a wholly owned subsidiary of the Company. The members of the Company's Audit Committee met five (5) times during 2002 and the members of the Company's Compensation Committee met once during 2002. All incumbent directors of the Company attended at least seventy-five percent (75%) of the meetings of the board of directors and the committees of which they were members during 2002.

         First National Bank has an Audit Committee, a Loan and Discount Committee (which functions as an executive committee of the Board of Directors) and a Compensation Committee.

         First National Bank does not have a nominating committee, but the Loan and Discount Committee functions as the Bank's nominating committee, as necessary. Since March 15, 2002, the Company has been the sole shareholder of the Bank.

         The current members of the Bank's Audit Committee are Edward J. Watson, Neil J. Vannucci and Daniel J. Modena. The principal functions of the Audit Committee are (1) to examine and review both internal audit controls and regulatory audit reports and to meet with the First National Bank auditors concerning audit procedures and controls and (2) to monitor the First National Bank investments.

         The current members of the Bank's Loan and Discount committee are Michael R. Wyman, Thomas C. McGraw, Daniel J. Modena and Lisa Angelot. The principal functions of the Loan and Discount Committee are to oversee loans and investments and the routine operations of First National Bank by delegation from the board of directors and to advise and report to the full board regarding such matters.

         The members of the Bank's Compensation Committee are Lisa Angelot, Neil
J. Vannucci and Edward J. Watson. The Compensation Committee investigates and advises the board of directors as to employee benefit arrangements and conducts executive searches whenever First National Bank proposes to hire executive personnel. The Compensation Committee also reports to the board of directors with regard to executive compensation, including bonus compensation.

         The board of directors of First National Bank met a total of twelve
(12) times during 2002. During this same period, the Loan and Discount Committee met twenty-seven (27) times, the Audit Committee met five (5) times and the Compensation Committee met once. All incumbent directors of the Bank attended at least seventy-five percent (75%) of the meetings of the board of directors and the committees of which they were members during 2002.

         Compensation of Directors

         No fees or other compensation has been paid to the non-officer directors of the Company since incorporation of the Company on February 28, 2001. The Company became the holding company for First National Bank, effective March 15, 2002. No separate fees will be paid to the directors of the Company during 2003 for their attendance at meetings of the board of directors or for their attendance at meetings of the committees of the board of directors.

         Each non-officer director of First National Bank was paid $30,000 in fees for attending meetings of the board of directors during 2002. The aggregate amount of such fees paid by First National Bank in 2002 was $150,000. No fees were paid to the directors during 2002 for their attendance at meetings of the committees of the board of directors of the Bank. During 2002, each non-officer director of First National Bank was granted a non-statutory option for 262 shares of common stock pursuant to the FNB Bancorp 2002 Stock Option Plan.

                       Board Compensation Committee Report

         Set forth below is the Report of the members of the Compensation Committee of the Board of Directors of the Company and the Bank:

         The Company was formed in 2001 to become the holding company of First National Bank. After approval by the shareholders of the Bank, the holding company reorganization became effective on March 15, 2002. No separate compensation was paid to the executive officers of the Company during 2002. It is expected that the compensation to be paid by First National Bank to executive officers during 2003 will include payment for all services rendered or to be rendered by such officers to the Company during 2003, including their attendance at meetings of the board of directors and their attendance at meetings of committees of the board of directors of the Company.

         The compensation of the executive officers of First National Bank is reviewed and approved annually by the board of directors based on the recommendations by the Compensation Committee. During 2002, Lisa Angelot, Neil
J. Vanucci and Edward J. Watson served as members of the Bank's Compensation Committee. Executive officers of First National Bank during 2002 were: Thomas C. McGraw, Chief Executive Officer and Secretary; Jim D. Black, President; Anthony
J. Clifford, Executive Vice President and Chief Operating Officer; James B. Ramsey, Senior Vice President and Chief Financial Officer; and Charles R. Key, Senior Vice President and Director of Information Systems.

         The Compensation Committee's philosophy is that compensation should be designed to reflect the value created for shareholders while supporting First National Bank's strategic goals. The Compensation Committee reviews the compensation of the executive officers annually to insure that First National Bank's compensation programs are related to financial performance and consistent generally with employers of comparable size in the industry. Other than as described herein, there are no other employment contracts between First National Bank and any officer of First National Bank. Annual compensation for First National Bank's executive officers includes the components described below.

         Base salary is related to the individual executive officer's level of responsibility and comparison with comparable employers in the industry. The board of directors reviews and sets base salaries annually, taking into consideration the recommendations of the Chief Executive Officer (for executive officers other than the Chief Executive Officer). In conducting its review of salaries, the board of directors takes into consideration the overall performance of First National Bank.

         The board of directors determines the base salary for the Chief Executive Officer by (a) examining the financial performance of First National Bank against its present goals; (b) examining the financial performance of First National Bank as compared to the banking industry generally; (c) evaluating the overall performance of the Chief Executive Officer; and (d) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry in the market area of First National Bank.

         The compensation paid to Messrs. McGraw, Black, Clifford, Ramsey and Key during 2002 is set forth in the table of "Executive Compensation" below. On December 14, 2002, effective as of January 1, 2003, the board of directors approved the following base salaries: Mr. McGraw's salary was increased to $195,750 Mr. Black's salary was increased to $183,750; Mr. Clifford's salary was increased to $168,000; Mr. Ramsey's salary was increased to $151,641; and Mr. Key's salary was increased to $135, 360.

         First National Bank does not have a formal bonus plan. The board of directors, at its discretion, awarded bonuses to its executive officers during 2002, including bonuses to Messrs. Black, Clifford, Ramsey and Key (which are set forth in the table of "Executive Compensation" below). Bonus compensation is based on the return on beginning shareholder equity for each year and individual performance criteria are established by the Compensation Committee for each executive officer.

         The entire board of directors can, at its discretion, grant stock options to key officers of the Company and First National Bank who are primarily responsible for the growth and management of its business. As of December 31, 2002, a total of 116,718 shares were reserved for options previously granted and currently outstanding under the FNB Bancorp Stock Option Plan (successor as of March 15, 2002, to the First National Bank of Northern California 1997 Stock Option Plan) and the FNB Bancorp 2002 Stock Option Plan, including options for an aggregate of 32,764 shares of common stock (as adjusted for stock dividends paid in 1998, 1999, 2000, 2001 and 2002) which have been granted to Messrs. McGraw, Black, Clifford, Ramsey and Key. A summary of the stock options granted to such officers during 2002, including the exercise prices, is set forth below in the table of "Option/SAR Grants In Last Fiscal Year." The exercise price of an incentive stock option is set at the fair market value of the shares on the date of grant. All options granted and currently outstanding are incentive stock options, vesting at the rate of 20 percent per year over the period of 5 years from date of grant and are exercisable for a period of 10 years from the grant date.

                    Submitted by the Compensation Committee:

                                  Lisa Angelot
                                Neil J. Vannucci
                                Edward J. Watson

                      Equity Compensation Plan Information

         The chart below lists information regarding common stock issuable upon the exercise of stock options, the weighted average exercise price of those options and the number of shares available for issuance under the FNB Bancorp Stock Option Plan and the FNB Bancorp 2002 Stock Option Plan. The Company has no other equity compensation plan and there are no warrants or other rights outstanding that would result in the issuance of shares of the Company's common stock.


------------------------------- ---------------------------- ---------------------------- ----------------------------
        Plan Category           Number of securities to be   Weighted-average exercise    Number of securities
                                issued upon exercise of      price of outstanding         remaining available for
                                outstanding options,         options, warrants and        future issuance under
                                warrants and rights          rights                       equity compensation plans
                                                                                          (excluding securities
                                                                                          reflected in column (a))
                                            (a)                          (b)                          (c)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans
approved by security holders              116,718                      $23.49                       138,538
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not
approved by security holders                -0-                          -0-                          -0-
------------------------------- ---------------------------- ---------------------------- ----------------------------
            Total                         116,718                      $23.49                       138,538
------------------------------- ---------------------------- ---------------------------- ----------------------------

                             Executive Compensation

         Set forth below is the compensation of the Chief Executive Officer of the Company and the Bank and the other most highly compensated officers (whose total annual salary and bonus exceeds $100,000) for services in all capacities to the Company and the Bank during the three years ended December 31, 2002.

==================================================================================================

                                      Annual Compensation
--------------------------------- ----------- ------------------ -------------- ------------------

    Name and Position                Year           Salary          Bonus (1)     All Other
                                                                                Compensation(2)(3)
--------------------------------- ----------- ------------------ -------------- ------------------
Thomas C. McGraw,                    2000          $     --           $    --    $    --
Chief Executive Officer,             2001                --                --         --
Secretary                            2002           177,681                --         --
--------------------------------- ----------- ------------------ -------------- ------------------
Jim D. Black,                        2000          $115,848           $55,000    $18,233
President                            2001           149,695            44,000     13,674
                                     2002           168,592            35,200     14,203
--------------------------------- ----------- ------------------ -------------- ------------------
Anthony J. Clifford,                 2000           $97,032           $42,500    $15,271
Executive Vice President,            2001           120,000            34,000     11,720
Chief Operating Officer              2002           152,916            34,000     12,882
--------------------------------- ----------- ------------------ -------------- ------------------
James B. Ramsey,                     2000          $123,288           $50,000    $19,404
Senior Vice President,               2001           147,003            40,000     13,674
Chief Financial Officer              2002           144,240            32,000     12,151
--------------------------------- ----------- ------------------ -------------- ------------------
Charles R. Key,                      2000          $100,000           $37,500    $15,739
Senior Vice President,               2001           125,004            30,000     13,535
Director, Information Systems        2002           128,760            24,000     11,098
==================================================================================================

(1) Bonuses are indicated for the years upon which they are based, and are payable in the same year.
(2) Each of Messrs. McGraw, Black and Clifford is provided with the use of a Company-owned automobile. No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10 percent of each such officer's total annual salary and bonus during 2000, 2001 or 2002.
(3) Amounts shown represent contributions to The First National Bank Profit Sharing and 401(k) Plan for the accounts of the named officers.

         The following table sets forth certain information concerning the granting of options under the FNB Bancorp 2002 Stock Option Plan during the year ended December 31, 2002 (adjusted for the 2002 stock dividend).

                      Option/SAR Grants In Last Fiscal Year
------------------------------------------------------------------------------------- ----------------------
                                                                                       Potential Realizable
                                                                                         Value at Assumed
                          Individual Grants                                            Annual Rates of Stock
                                                                                       Price Appreciation
                                                                                       for Option Term (3)
--------------------- ---------------- ----------------- --------------- ------------ ---------- -----------
                         Number of        Percentage of
                         Securities          Total
                         Underlying       Options/SARs
                        Option/SARs        Granted to       Exercise or
                          Granted         Employees in      Base Price    Expiration
      Name                (#) (1)          Fiscal Year      ($Sh) (2)        Date         5%         10%
--------------------- ---------------- ----------------- --------------- ------------ ---------- -----------
Thomas C. McGraw            262                0.8%           $26.19        7-24-12     $ 4,315    $ 10,936
--------------------- ---------------- ----------------- --------------- ------------ ---------- -----------
Jim D. Black               3,150               9.7%           $26.19        7-24-12     $51,884    $131,483
--------------------- ---------------- ----------------- --------------- ------------ ---------- -----------
Anthony J. Clifford        3,150               9.7%           $26.19        7-24-12     $51,884    $131,483
--------------------- ---------------- ----------------- --------------- ------------ ---------- -----------
James B. Ramsey            2,625               8.1%           $26.19        7-24-12     $43,236    $109,569
--------------------- ---------------- ----------------- --------------- ------------ ---------- -----------
Charles R. Key             2,625               8.1%           $26.19        7-24-12     $43,236    $109,569
--------------------- ---------------- ----------------- --------------- ------------ ---------- -----------

(1) Options granted under the FNB Bancorp 2002 Stock Option Plan were either incentive options or nonstatutory options and become exercisable in accordance with a vesting schedule established at the time of grant. Vesting cannot extend beyond ten (10) years from the date of grant. All options granted to the named executive officers are incentive stock options and have an exercise price equal to the fair market value of the Company's common stock on the date of grant. Options granted under the FNB Bancorp 2002 Stock Option Plan are adjusted to protect against dilution in the event of certain changes in the Company's capitalization, including stock splits and stock dividends, and upon a change in control of the Company, all outstanding options will become fully vested and exercisable.

(2) The exercise price was determined based upon the average of the bid and asked price of the Company's common stock on the grant date.

(3) In accordance with Securities and Exchange Commission rules, these columns show gains that might exist for the respective options, assuming that the market price of the stock appreciates from the date of grant over the 10 year option term at the annualized rates of 5% and 10%, respectively.

         The following table sets forth the number of shares of the Company's Common Stock acquired by each of the named executive officers upon the exercise of stock options during the fiscal year 2002, if any, the net value realized upon exercise, the number of shares of the Company's common stock represented by outstanding stock options held by each of the named executive officers as of December 31, 2002, the value of such options based on the average of the bid and asked price of the Company's common stock, and certain information concerning unexercised options under the Company's stock option plans.

             Aggregated Option/SAR Exercises In Last Fiscal Year And
                            FY-End Option/SAR Values
---------------------- -------------- ----------- ----------------------- --------------------------
                                                    Number of Securities          Value of
                                                        Underlying               Unexercised
                            Shares                      Unexercised              in-the-Money
                          Acquired                    Options/SARs at            Options/SARs
                             on          Value       Fiscal Year-End (#)     at Fiscal Year- End ($)
                          Exercise      Realized       Exercisable/              Exercisable/
       Name                  (#)          ($)          Unexercisable           Unexercisable (1)
---------------------- -------------- ----------- ----------------------- --------------------------
Thomas C. McGraw           ------       ------          1,152 / -----            1,449 / -----
---------------------- -------------- ----------- ----------------------- --------------------------
Jim D. Black               ------       ------          3,421 / 7,132            4,460 / 7,640
---------------------- -------------- ----------- ----------------------- --------------------------
Anthony J. Clifford        ------       ------          3,247 / 7,057            4,353 / 7,568
---------------------- -------------- ----------- ----------------------- --------------------------
James B. Ramsey            ------       ------          3,401 / 6,601            4,460 / 7,640
---------------------- -------------- ----------- ----------------------- --------------------------
Charles R. Key             ------       ------          3,268 / 6,537            4,353 / 7,568
---------------------- -------------- ----------- ----------------------- --------------------------

(1) The aggregate value has been determined based upon the average of the bid and asked price for the Company's common stock at year-end, minus the exercise price.

Employment Contracts and Termination of Employment and Change in Control Arrangements

         Employment Contracts. There are no employment contracts between the Company or First National Bank and the executive officers named in the tables above, other than the Salary Continuation Agreements, the Management Continuity Agreements, the Deferred Compensation Plan and the Company's stock option plans, as described below. Effective March 15, 2002, the Company assumed all of the Bank's rights and obligations under the Bank's 1997 Stock Option Plan (re-named the FNB Bancorp Stock Option Plan). All other employee benefit plans of the Bank, existing on that date, are to be continued, modified or assumed by the Company as determined by mutual agreement of the Bank and the Company, in accordance with applicable laws, regulations and tax rules.

         Salary Continuation Agreements. First National Bank purchased life insurance policies on the life of Michael R. Wyman on December 21, 1996, and on the life of James B. Ramsey on December 30, 1998. First National Bank also entered into Salary Continuation Agreements with Messrs. Wyman and Ramsey in the form proposed by Clark/Bardes Consulting (the "Agreements"). First National Bank is the sole owner and beneficiary under such life insurance policies, which policies indirectly offset the anticipated costs for certain death, disability and post-employment/retirement benefits for Messrs. Wyman and Ramsey. The cash surrender value of each insurance policy, which is expected to increase over the term of the policy, is included among the "other assets" on the balance sheet of First National Bank. The Agreements provide for annual benefits to be paid to Mr. Wyman or his designated beneficiary of up to $60,000 per year over a period of 15 years; and annual benefits to be paid to Mr. Ramsey or his designated beneficiary of up to $50,000 per year over a period of 20 years. Such benefits are effective in each case upon: (i) attainment of 66 years of age (65 in the case of Mr. Ramsey) or his death or disability prior to such time if he is actively employed by First National Bank at the time; (ii) termination of his employment by First National Bank without "cause" (as defined in the Agreements); and (iii) termination or constructive termination of his employment by First National Bank after the occurrence of a "change in control" of First National Bank (as defined in the Agreements).

         Management Continuity Agreements. On July 20, 2000, First National Bank entered into Management Continuity Agreements with Jim D. Black, Charles R. Key and Anthony J. Clifford. Each Agreement provides for the payment of a severance benefit to the officer upon termination of employment after a "change in control" of First National Bank (as defined in the Agreements). The purpose of the Agreements is to maintain sound and vital management of First National Bank, thereby protecting its best interests, in the event of a proposed change in control of First National Bank. The amount of the benefit payable under each Agreement is two times the "base annual salary" of the relevant officer for the twelve month period immediately preceding a "change in control." In addition, if any payment of the benefit constitutes an "excess parachute payment" that is subject to an excise tax imposed by the Internal Revenue Code of 1986, as amended, First National Bank will increase the amounts payable to the extent necessary to place the officer in the same after-tax position that would have existed had no excise tax been imposed. First National Bank can elect to pay benefits in a lump sum payment or in monthly installments over a period not exceeding two years following the date of termination of employment. Each Management Continuity Agreement continues for two years from July 20, 2000, and is subject to automatic one year renewals thereafter, unless First National Bank gives written notice of non-renewal.

         Deferred Compensation Plan. First National Bank has established a Deferred Compensation Plan. Participation in the Plan is open to all officers of First National Bank with the title Vice President or higher. The Deferred Compensation Plan consists of a Deferred Compensation Trust, dated November 1, 1997, with The Mechanics Bank serving as Trustee, and individual Deferred Compensation Agreements between First National Bank and each of the participating officers. The funds contributed to the Plan are those of the individual participant, and represent income earned and/or bonuses granted as an employee of First National Bank. No funds of First National Bank may be contributed to the Plan. Under the Plan, a participant may elect to defer the receipt of a portion of his or her cash salary and/or bonus. First National Bank maintains a record of the deferred compensation for each participant, and at the time of distribution, is obligated to effect the distribution as well as collection of any and all taxes due at such time. Each participant may elect whether he or she will receive distribution of his or her entire account, subject to applicable tax withholding requirements, upon reaching a specified age, or upon passage of at least five years or upon termination of employment. In order to discharge its obligations in respect of such deferred compensation, First National Bank makes contributions of the deferred compensation specified by the participants to the Deferred Compensation Trust, which are then invested in accordance with the instructions of the participants. The principal and any earnings in the Trust are held separate and apart from other funds of First National Bank and are used for the discharge of First National Bank's obligations to the participants. As of April 7, 2003, the Deferred Compensation Trust held an aggregate of 6,272 shares of Common Stock for the accounts of Messrs. McGraw, Black, Clifford, Ramsey and Key, representing approximately 0.26% of the total shares outstanding on such date (consisting of 1,293 shares for Jim D. Black; 1,479 shares for Anthony J. Clifford; 3,500 shares for James
B. Ramsey; and no shares for Thomas C. McGraw and Charles R. Key.

         FNB Bancorp Stock Option Plan. The board of directors of the Bank adopted the First National Bank of Northern California 1997 Stock Option Plan (the "Bank Stock Option Plan"), which was approved by the shareholders of First National Bank at the 1997 Annual Meeting, held on October 15, 1997. Pursuant to the holding company reorganization which became effective March 15, 2002, the Bank Stock Option Plan became the FNB Bancorp Stock Option Plan. As of December 31, 2002, a total of 116,718 shares were reserved for options previously granted and outstanding under the FNB Bancorp Stock Option Plan, including options for an aggregate of 32,764 shares of Common Stock (as adjusted for stock dividends paid in 1998, 1999, 2000, 2001 and 2002) which have been granted to the five officers of the Company identified in the table of "Executive Compensation" above. Also, see "Board Compensation Committee Report" above. All such options granted and currently outstanding are incentive stock options, vesting at the rate of 20 percent per year over the period of 5 years from date of grant and are exercisable for a period of 10 years from the grant date. Directors Angelot, Modena, Vannucci, Watson and Wyman have been granted non-statutory stock options for an aggregate of 3,666 shares of Common Stock (as adjusted for stock dividends paid in 1998, 1999, 2000, 2001 and 2002) which were fully vested on the dates of grant and are exercisable (at a price of $32.00 per share for options granted in 1998; at a price of $28.00 per share for options granted in 1999; at a price of $25.13 per share for options granted in 2000; at a price of $25.05 per share for options granted in 2001; and at a price of $27.50 per share for options granted in 2002) over a period of 10 years from the grant dates. Upon consummation of any plan of reorganization, merger or consolidation of the Company with one or more other banks or corporations as a result of which the Company is not the surviving entity, or upon the sale of all or substantially all the assets of the Company to another bank or corporation, then all outstanding unexercised options shall become immediately exercisable in accordance with the terms of the FNB Bancorp Stock Option Plan and the Plan shall terminate.

         FNB Bancorp 2002 Stock Option Plan. The Board of Directors of the Company adopted the FNB Bancorp 2002 Stock Option Plan on June 28, 2002. See the description of the Plan under "Proposal No. 2" below.

         Profit Sharing Plan

         On August 26, 1969, the Bank established The First National Bank Profit Sharing and 401(k) Plan (the "Plan") under provisions which allow the Bank to make a contribution on behalf of each eligible employee. Each year, the Board of Directors of the Bank decides whether to make a profit sharing contribution to the Plan, and the amount of that contribution. The profit sharing contribution to the Plan for 2002 was $535,835. Each participant in the Plan who is employed on the last day of the Plan year receives a share of that contribution based on the amount of his or her compensation relative to the compensation of all other participants. The accounts of the participants vest according to a schedule of years of service with the Bank. The Mechanics Bank acts as Trustee for the Profit Sharing Plan Trust, and the Trustee invests all the assets of the Plan in four common trust funds maintained by the Trustee. On January 1, 1998, the Plan was amended to allow any eligible employee to make voluntary contributions to the Plan, and to direct the investment of such voluntary contributions from a menu of available options. Both the profit sharing provisions and the employee contribution provisions are elements of the 401(k) Plan. The profit sharing element of the Plan is funded by the Bank. The employee contribution element of the Plan is funded by the employee.

         Comparison of First National Bank/FNB Bancorp Shareholder Return

         Set forth below is a line graph comparing the annual percentage change in the cumulative total return on First National Bank common stock and FNB Bancorp common stock with the cumulative total return of the SNL Securities Index of Pink Banks (asset size of $100 million to $500 million) and the Russell 2000 Index as of the end of each of the last five fiscal years. Effective March 15, 2002, First National Bank became the wholly owned subsidiary of FNB Bancorp. Thereafter, the common stock of FNB Bancorp has been quoted on the OTC Bulletin Board under the symbol "FNBG.OB."

         The graph assumes that $100.00 was invested on December 31, 1997 in First National Bank common stock and each index, and that all dividends were reinvested. Returns have been adjusted for any stock dividends and stock splits declared by First National Bank and FNB Bancorp. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

--------------------------------------------------------------------------------
                                   FNB BANCORP
--------------------------------------------------------------------------------

                            Total Return Performance


                             [GRAPHIC CHART OMITTED]



                                                               Period Ending
                                      ---------------------------------------------------------------------
Index                                  12/31/97    12/31/98    12/31/99    12/31/00    12/31/01   12/31/02
-----------------------------------------------------------------------------------------------------------
FNB Bancorp                              100.00      120.42      103.54      110.13      117.28     114.62
Russell 2000                             100.00       97.45      118.17      114.60      117.45      93.39
SNL $100M-$500M OTC-BB/Pink              100.00      117.85      107.32       90.72      104.50     125.36
Banks*


* SNL $100M-$500M Pink Banks Index consists of Pink Sheet and OTC Bulletin Board-traded banks with between $100M and $500M in total assets.

SNL Financial LC
(C) 2003
Note: The foregoing graph was prepared by SNL Financial LC ("SNL") at the request of the Company for purposes of this Proxy Statement. All information provided by SNL in the graph has been gathered by SNL from sources believed by SNL to be reliable and true and accurate in both form and substance.

         Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and any persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and any greater than 10% shareholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

         On March 15, 2002, the Company registered its common stock under
Section 12(g) of the Exchange Act, at which time the Company's directors, officers and any person who owned more than 10% of such common stock became subject to Section 16(a) of the Exchange Act.

         To the Company's knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and any greater than 10% shareholders were complied with on a timely basis.

         Certain Relationships and Related Transactions

         Through its banking subsidiary, First National Bank, the Company has had, and expects in the future to have banking transactions, including loans and other extensions of credit, in the ordinary course of its business with many of the Company's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2002 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of First National Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Office of the Comptroller of the Currency.

                                 PROPOSAL NO. 2

                             2002 STOCK OPTION PLAN

Introduction

         Shareholders are being asked to approve the FNB Bancorp 2002 Stock Option Plan (the "Plan"). On June 28, 2002, the Board of Directors of the Company adopted the Plan and authorized 158,613 shares of Common Stock to be reserved for issuance upon exercise of options to be granted under the Plan. On March 28, 2003, the Board of Directors of the Company authorized an additional 33,457 shares of Common Stock to be reserved for issuance upon exercise of options to be granted under the Plan. A total of 200,000 shares of Common Stock have been reserved under the Plan (after giving effect to the Company's 2002 stock dividend). The Plan provides for the grant of incentive stock options ("Incentive Options ") and nonstatutory stock options (" Nonstatutory Options").

The terms and provisions of the Plan are summarized below, which summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement.

         The terms of the Plan are substantially the same as the Bank's 1997 Stock Option Plan, which was assumed by the Company and became the FNB Bancorp Stock Option Plan as of March 15, 2002, upon consummation of the plan of reorganization approved by the shareholders of the Bank on February 27, 2002. Effective March 15, 2002, the Bank became a wholly owned subsidiary of the Company. A total of 96,620 shares of Common Stock of the Company were reserved under the successor FNB Bancorp Stock Option Plan, for issuance upon exercise of the options previously granted and still outstanding under the Bank's 1997 Stock Option Plan on March 15, 2002.

         No options have been granted under the FNB Bancorp Stock Option Plan since March 15, 2002, and no further options are expected to be granted under the FNB Bancorp Stock Option Plan, except that if any outstanding option should expire, terminate or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject to the option shall, unless the FNB Bancorp Stock Option Plan shall have been terminated, become available for future grants under the FNB Bancorp Stock Option Plan.

         Options for a total of 32,503 shares of Common Stock have been granted under the FNB Bancorp 2002 Stock Option Plan since its adoption by the Board of Directors on June 28, 2002, and all such options are still outstanding under the Plan (except options for 367 shares which terminated in connection with termination of employment). Continuance of the Plan is subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan was adopted by the Board of Directors. The Plan provides that any option outstanding under the Plan which is exercised before such shareholder approval is obtained shall be rescinded and the shares issued upon exercise of such option shall not be counted in determining whether such shareholder approval has been obtained. No option outstanding under the Plan has been exercised.

         Purpose

         The Board has adopted the Plan in order to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to the officers and directors of the Company and its affiliates, by encouraging them to acquire a proprietary interest in the Company, and in general, to promote the success of the Company's business.

         Shares Subject to the Plan

         The aggregate number of shares available for issuance pursuant to the exercise of options granted under the Plan may not exceed 200,000 shares of the Company's Common Stock. Should any option granted under the Plan expire or become unexercisable for any reason without having been exercised in full, the shares subject to the portion of the option not so exercised will become available for subsequent option grants.

         Administration

         The Plan will be administered by the Board of Directors of the Company or a Stock Option Committee appointed by the Board ("Committee"). The Committee must be composed of at least three (3) nonemployee directors. Nonemployee directors are eligible to receive option grants under the Plan. To date, the Board of Directors has not delegated administration of the Plan to a Committee.

         The Committee will have full authority, subject to the provisions of the Plan, to determine the eligible individuals who are to receive options under the Plan, the number of shares to be covered by each granted option, the date or dates upon which the option is to become exercisable and the maximum term for which the option is to remain outstanding. The Committee will also have the authority to determine whether the granted option is to be an Incentive Option (under the federal tax laws) or a Nonstatutory Option and to establish the rules and regulations for proper plan administration. The Committee also has the authority to cancel outstanding options granted under the Plan, with the consent of the optionee, and to issue replacement options for such canceled options.

         Eligibility

         Options granted under the Plan may be granted to officers and directors of the Company or First National Bank or any of their affiliates which may be created in the future. Officers, including officers who are also directors of the Company, will be eligible for the grant of Incentive Options and Nonstatutory Options. Nonemployee directors of the Company will be eligible for the grant of Nonstatutory Options only. Currently, there are approximately 57 officers in addition to five non-officer directors of the Company who would be eligible for option grants under the Plan. The terms of the Plan do not specify nor do they require the Board of Directors or the Committee to designate the number of shares allocated for the grant of options among executive officers, directors, or officers eligible for grants under the Plan.

         Exercise Price and Exercisability

         The Committee has the authority to determine the term of each option granted under the Plan; provided, however, that the maximum period during which any option may remain exercisable may not exceed ten years. In addition, each option must vest at the rate of at least 20 percent per year over the five years from the date of grant. Options issued under the Plan may either be immediately exercisable for the full number of shares purchasable thereunder or may become exercisable in cumulative increments over a period of months or years as determined by the Committee.

         The exercise price of both Incentive Options and Nonstatutory Options granted under the Plan may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm would effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sales proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus applicable withholding taxes. For purposes of establishing the exercise price and for all other valuation purposes under the Plan, the fair market value per share of Common Stock on any relevant date will be determined by the Committee in the good faith exercise of its discretion. In the exercise of its discretion, the Committee will consider a number of relevant factors in determining fair market value, including but not limited to the reported prices at which the shares of Common Stock are traded. On April 7, 2003, based on information available to Management, the fair market value was estimated to be approximately $25.70 per share of Common Stock.

         Shareholder Rights and Transferability of Options

         No optionee is to have any shareholder rights with respect to his or her option shares until such optionee has exercised the option, paid the exercise price and been issued a stock certificate for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance, and with respect to Nonstatutory Options, pursuant to qualified domestic relations orders. During the optionee's lifetime, Incentive Options may be exercised only by the optionee.

         Termination of Employment or Directorship

         If an optionee ceases to be employed by the Company or any of its affiliates for any reason other than cause, as defined under the Plan, disability or death, or if a nonemployee director optionee ceases to be a director for any reason other than disability or death, the optionee may, within three (3) months after the date of termination of employment or directorship, as the case may be, exercise his or her option to the extent the optionee was entitled to exercise the option at the date of such termination; provided that the date of exercise is in no event after the expiration of the term of the option. To the extent that the option is not exercised within such three-month time period, the option will terminate. If an employee's termination of employment is for cause, as described in the Plan, the optionee may, within thirty (30) days after the date of termination of employment, exercise his or her option to the extent the optionee was entitled to exercise the option at the date of such termination, provided that the date of exercise is in no event after the expiration of the term of the option.

         In the event an optionee's employment is terminated due to the optionee's disability or death, or if a nonemployee director optionee ceases to be a director due to such optionee's disability or death, the optionee, or the optionee's estate, as applicable, may, within twelve (12) months following the date of termination of employment or the termination of directorship, as the case may be, exercise the option to the extent the option was exercisable at the date of such termination of employment or directorship; provided that the date of exercise is in no event after the expiration of the term of the option. If the option is not exercised within such twelve-month period, the option will terminate.

         Adjustment Upon Changes in Capitalization or Other Corporate Event

         The number of shares of Common Stock reserved for issuance under the Plan, the number of shares of Common Stock covered by each outstanding option and the exercise price as to outstanding options shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Company's Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. Upon the dissolution, liquidation or sale of the Company, or a merger or consolidation in which the Company is not the surviving entity, outstanding options which would otherwise terminate in accordance with the Plan will become exercisable in full for such period as is determined by the Committee (but in any event not more than 15 days) prior to the consummation of such event. After the consummation of such an event, outstanding options will terminate.

         Amendment and Termination of the Plan

         The Plan became effective upon its adoption by the Board of Directors. Subject to shareholder approval of the Plan within twelve (12) months after the date the Plan was adopted by the Board of Directors, the Plan will continue in effect for a term of ten (10) years unless sooner terminated by the Board of Directors. The Board of Directors may amend or terminate the Plan from time to time as the Board deems advisable. No such amendment or termination will affect outstanding options without the consent of the affected optionees.

         The Board may not, without the approval of the Company's shareholders (to the extent such shareholder approval is required by applicable law), amend the Plan which would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of shares which may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

         Summary of Federal Tax Consequences

         The following is only a brief summary of the effect of federal income taxation on an optionee under the Plan. Options granted under the Plan may be either Incentive Options which satisfy the requirements of Section 422 of the Internal Revenue Code or Nonstatutory Options which do not meet such requirements. The federal income tax treatment for the two types of options differs as follows:

               Incentive Options. No taxable income is recognized by an optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the Common Stock received upon the exercise of an Incentive Option over the exercise price is includable in the employee' s alternative minimum taxable income ("AMTI") and may be subject to the alternative minimum tax ("AMT"). For AMT purposes only, the basis of the Common Stock received upon exercise of an Incentive Option is increased by the amount of such excess.

         An optionee will recognize taxable income in the year in which the purchased shares acquired upon exercise of an Incentive Option are sold or otherwise disposed. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. An optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the grant date of the option and more than one year after the exercise date. If an optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

         Upon a qualifying disposition, an optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale or other disposition of the purchased shares and the exercise price paid for the shares except that for AMT purposes, the gain or loss would be the difference between the amount realized upon the sale or other disposition of the purchased shares and the employee's basis increased as described above. If there is a disqualifying disposition of the shares, then the optionee will generally recognize ordinary income to the extent of the lesser of the difference between the exercise price and (i) the fair market value of the Common Stock on the date of exercise, or (ii) the amount realized on such disqualifying disposition. Any additional gain recognized upon the disposition will be capital gain. If the amount realized is less than the exercise price, the optionee will, in general, recognize a capital loss. If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, to the extent the optionee recognizes ordinary income. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Nonstatutory Options. No taxable income is recognized by an optionee upon the grant of a Nonstatutory Option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of purchased shares on the date of exercise over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon a subsequent sale of the purchased shares, the optionee will generally recognize either a capital gain or a capital loss depending on whether the amount realized is more or less than the exercise price. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to an exercised Nonstatutory Option. The deduction will in general be allowed for the taxable year of the Company in which ordinary income is recognized by the optionee in connection with the acquisition of the option shares.

Vote Required

         Adoption of the Plan is subject to approval by the Company's shareholders. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of the Plan provided that the number of affirmative votes equals at least a majority of the shares constituting the required quorum. Abstentions will be counted for purposes of determining the number of shares entitled to vote on the proposal and will have the effect of a vote against the proposal. Although any shares which may be treated as broker non-votes with respect to Proposal No. 2 will be counted to determine the presence or absence of a quorum, they will not be counted in determining the number of shares entitled to vote on Proposal No. 2.

         The Board of Directors recommends a vote "FOR" Proposal No. 2.


                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The firm of KPMG LLP, which served the Company as independent auditors for the 2002 fiscal year, has been recommended by the Audit Committee of the Board of Directors of the Company to serve as independent auditors for the 2003 fiscal year, and the Board of Directors has approved the Audit Committee recommendation. In this Proposal No. 3, the shareholders of the Company are being asked to ratify the appointment of KPMG LLP as independent auditors of the Company, to serve for the 2003 fiscal year.

         The firm of Grant Thornton LLP served First National Bank of Northern California as its independent auditors for the 2001 fiscal year. Upon consummation of a plan of reorganization approved by the shareholders of the Bank, effective March 15, 2002, the Bank became a wholly owned subsidiary of the Company. On September 27, 2002, the Board of Directors of the Company approved the recommendation of the Audit Committee of the Board of Directors to change the firm serving as the independent auditors for the Company and the Bank. On September 30, 2002, Grant Thornton LLP was notified of its dismissal and termination as the Company's independent auditors and the Company engaged KPMG LLP as the Company's independent auditors for the 2002 fiscal year, effective as of September 30, 2002.

         The reports of Grant Thornton LLP on the financial statements of First National Bank of Northern California, as of and for the fiscal years ended December 31, 2000 and 2001, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles

         During the fiscal years of First National Bank of Northern California ended December 31, 2000 and 2001, and during the subsequent interim period through September 30, 2002, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         A representative of KPMG LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so, and the representative is expected to be available to respond to appropriate questions.

         During the fiscal years of First National Bank of Northern California ended December 31, 2000 and 2001, and during the subsequent interim period through September 30, 2002, neither the Company nor First National Bank of Northern California consulted with KPMG LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or First National Bank of Northern California, or (ii) any matter that was either the subject of a disagreement or a reportable event under the rules of the Securities and Exchange Commission.

Audit Fees

         The aggregate fees billed by Grant Thornton LLP to the Company for professional services rendered for the audit of the financial statements of First National Bank of Northern California for the fiscal years ended December 31, 2000 and 2001, included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2002, and June 30, 2002, were $25,243.

         The aggregate fees billed by KPMG to the Company for professional services rendered for the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2002, and for the review of the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, were $116,450.

All Other Fees

         Other than the fees for services described above under "Audit Fees," no fees were billed to the Company by Grant Thornton LLP or KPMG LLP for services rendered to the Company or First National Bank of Northern California for the fiscal year ended December 31, 2002.

         The Audit Committee of the Board of Directors of the Company has approved each professional service rendered by Grant Thornton LLP and KPMG LLP during the fiscal year 2002, and the Audit Committee has considered whether the provision of non-audit services would be compatible with maintaining the independence of Grant Thornton LLP and KPMG LLP.

Vote Required

         Ratification of the appointment of KPMG LLP as the Company's independent auditors for the 2003 fiscal year requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting at the Annual Meeting.

Recommendation of Management

         The Board of Directors of the Company has approved the recommendation of the Audit Committee of the Board of Directors to appoint KPMG LLP as independent auditors of the Company for the 2003 fiscal year, and recommends a vote "FOR" ratification of the appointment of KPMG LLP.

                             AUDIT COMMITTEE REPORT

         The Audit Committee consists of the following members of the Company's Board of Directors: Edward J. Watson (Chairman), Neil J. Vannucci and Daniel J. Modena. Each of the members of the Committee is independent as defined under the National Association of Securities Dealers' listing standards. The Committee operates under a written charter adopted by the Board of Directors which is included in this Proxy Statement as Appendix B.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         The Audit Committee's responsibilities include assisting the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The Committee's primary responsibilities are to: (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and evaluate the audit efforts of the Company's independent accountants and the outsource internal audit firm; (3) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and
(5) facilitate communication among the independent accountants, financial and senior management, counsel, the outsource internal audit firm and the Board of Directors.

         During 2002, the Audit Committee reviewed the Company's audit requirements in view of its new holding company structure, the passage of the Sarbanes-Oxley Act of 2002, and the need for broad-based, local financial institution resources. The Audit Committee decided to solicit bids for these services. After considering the submissions, it was unanimously decided by the Audit Committee that KPMG LLP best suited the Company's needs as to resources, local expertise, financial institution practice and cost. On September 27, 2002, the Board of Directors of the Company approved the recommendation of the Audit Committee to change the firm serving as the independent auditors for the Company and the Bank. The Company engaged KPMG LLP as the Company's independent auditors for the 2002 fiscal year, effective as of September 30, 2002, and KPMG LLP began providing audit review services to the Company with respect to the preparation of the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002.

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2002, with the Company's management. The Committee has discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of KPMG LLP with that firm.

         Based on the Audit Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Bank's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for the filing with the Securities and Exchange Commission.

                        Submitted by the Audit Committee:

                           Edward J. Watson, Chairman
                                Neil J. Vannucci
                                Daniel J. Modena


                             SHAREHOLDERS' PROPOSALS

         Next year's Annual Meeting of Shareholders will be held on May 19, 2004. The deadline for shareholders to submit proposals for inclusion in the proxy statement and form of proxy for the 2004 Annual Meeting of Shareholders is January 31, 2004. All proposals should be submitted by Certified Mail, Return Receipt Requested, to the Secretary, FNB Bancorp, 975 El Camino Real, South San Francisco, California 94080.


South San Francisco, California
April 17, 2003

                                   APPENDIX A
                                   ----------

                       FNB BANCORP 2002 STOCK OPTION PLAN

              (As adopted by the Board of Directors of FNB Bancorp
                  on June 28, 2002, and amended March 28, 2003)

         1. Purposes of the Plan. The purposes of the FNB Bancorp 2002 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to the key Officers and Directors of FNB Bancorp and its Affiliates (hereinafter collectively referred to as "FNB") by encouraging them to acquire a proprietary interest in FNB, and, in general, to promote the success of FNB's business.

         Options granted hereunder to Officers may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Committee and as reflected in the terms of the particular option agreements. Options granted hereunder to Nonemployee Directors may be Nonstatutory Stock Options only.

         2. Definitions. As used herein, the following definitions shall apply:

               (a) "Affiliates" shall mean any parent corporation or bank, or subsidiary corporation or bank, as defined in Sections 424(e) and (f), respectively, of the Code.

               (b) "Board of Directors" shall mean the Board of Directors of FNB Bancorp, as constituted from time to time.

               (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (d) "Committee" shall mean the Board of Directors and any committee(s) appointed by the Board of Directors in accordance with paragraphs
(a) and (b) of Section 4 of the Plan, except where otherwise expressly provided or where the context requires otherwise.

               (e) "Common Stock" shall mean shares of FNB's Common Stock, no par value.

               (f)    "Director" shall mean a member of the Board of Directors.

               (g)    "FNB" shall mean FNB Bancorp and its Affiliates.

               (h) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

               (i) "Nonemployee Director" shall mean a Director who is not also an employee of FNB, and who meets the definition of "nonemployee director" as stipulated in Rule 16b-3 of the Securities and Exchange Commission (the "SEC"), promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as said Rule 16b-3 may be amended from time to time and as interpreted by the SEC ("Rule 16b-3").

               (j) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

               (k) "Officer" shall mean any person employed by FNB or any Affiliate of FNB as an officer, including an employee of FNB who is also a Director. The payment of a director's fee by FNB or any of its Affiliates shall not alone be sufficient to constitute "employment" by FNB or any of its Affiliates.

               (l) "Option" shall mean a stock option granted pursuant to the Plan.

               (m) "Optioned Stock" shall mean the Common Stock subject to an Option.

               (n) "Optionee" shall mean an Officer or Director who receives an Option.

               (o)    "Plan" shall mean the FNB Bancorp 2002 Stock Option Plan.

               (p) "Share" shall mean a share of Common Stock, as adjusted in accordance with Section 10 of the Plan.

         3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is two hundred thousand (200,000) Shares. If an Option should expire, terminate, or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Any Shares which are withheld by FNB upon exercise of an Option at the direction of an Optionee or which are delivered by an Optionee to pay the exercise price of an Option, as permitted by Section 7(c), shall become available for future grant under the Plan to Officers who are not subject to
Section 16 of the Exchange Act.

         4. Administration of the Plan. The following provisions shall govern the administration of the Plan:

               (a) Subject to paragraph (b) below, the Plan shall be administered by the Board of Directors or by one or more committees of the Board of Directors duly appointed for this purpose by the Board of Directors. Once appointed, a committee shall administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe and shall continue to serve until otherwise directed by the Board of Directors. Subject to the foregoing, from time to time the Board of Directors may increase the size of the committee and appoint new members to the committee, remove members of the committee, and fill vacancies however caused. The Board of Directors may designate a Chairman and Vice-Chairman of the committee from among the committee members. Acts of the committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the committee, at which a quorum of the committee is present and acting, or (ii) reduced to and approved in writing by a majority of the members of the committee, shall be the valid acts of the committee.

               (b) Discretionary grants of Options to Officers and Directors, including Nonemployee Directors, may be made by, and all discretion with respect to the material terms of such Options may be exercised by, either (i) the Board of Directors or (ii) a duly appointed committee of the Board of Directors composed solely of three (3) or more Nonemployee Directors having full authority to act in the matter.

               (c) FNB shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee. Subject to the express terms and conditions of the Plan, and the terms of any Option outstanding under the Plan, the Committee shall have full power to construe the Plan and the terms of any Option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such Options and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to (i) determine which persons meet the requirements of Section 5 hereof for selection as participants in the Plan and which persons are considered to be "employees" for purposes of the Code, and therefore eligible to receive Incentive Stock Options under the Plan; (ii) determine to whom of the eligible persons, if any, Options shall be granted under the Plan; (iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted thereunder shall be Incentive Stock Options or Nonstatutory Stock Options; (iv) specify the number of Shares to be covered by each Option; (v) in the event a particular Option is to be an Incentive Stock Option, determine and incorporate such terms and provisions, as well as amendments thereto, as shall be required in the judgment of the Committee, so as to provide for or conform such Option to any change in any law, regulation, ruling or interpretation applicable thereto; (vi) determine the fair market value of Common Stock used by an Optionee to exercise Options pursuant to
Section 7(c) hereof; (vii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of
Section 6; (viii) to cancel Options outstanding under the Plan with the consent of the affected Optionee and to issue replacement Options therefor; provided however, that if the exercise price of such replacement Options is lower than the exercise price of the Options which were canceled in exchange therefor, then such replacement Options shall not become exercisable unless and until shareholder approval of such replacement Options is obtained within twelve (12) months of the date of grant of such options, such shareholder approval to consist of the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or in such other manner as may be required by law, (ix) to amend or modify any Option outstanding under the Plan with the consent of the affected Optionee; and (x) to make all other determinations deemed necessary or advisable for administering the Plan.

The Committee's determination on the foregoing matters shall be conclusive.

         5.    Eligibility.
               -----------

               (a) Options may be granted to Officers and Directors and an Officer or Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options. Officers shall be eligible for the grant of Incentive Stock Options and Nonstatutory Stock Options. Nonemployee Directors shall be eligible for the grant of Nonstatutory Stock Options only.

               (b) No Incentive Stock Option may be granted to an Officer which, when aggregated with all other Incentive Stock Options granted to such Officer by FNB or any of its Affiliates, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more Incentive Stock Options during any calendar year. Any excess amount which may be granted shall be treated as a Nonstatutory Stock Option to the extent of such excess.

               (c) Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of FNB and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5(b) of the Plan shall not apply to an Option evidenced by a "Nonstatutory Stock Option Agreement" which sets forth the intention of FNB and the Optionee that such Option shall be a Nonstatutory Stock Option.

               (d) The Plan shall not confer upon any Officer Optionee any right with respect to continuation of employment with FNB nor any of its Affiliates, nor shall it interfere in any way with his or her right or the right of FNB or its Affiliates to terminate his or her employment at any time.

         6. Term of Option. The term of each Option granted to an Officer or Director shall be up to ten (10) years from the date of grant thereof or such shorter term as may be determined by the Committee and as provided in the Option agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of FNB or any of its Affiliates, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option agreement.

         7.    Exercise Price and Consideration.
               --------------------------------

               (a) The purchase price for the Shares to be issued pursuant to the exercise of an Option shall be determined by the Committee; provided, however, that the exercise price of a Nonstatutory Stock Option shall not be less than one hundred percent (100%) of the fair market value of the Shares subject thereto on the date the Nonstatutory Stock Option is granted and the exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the fair market value of the Shares on the date the Incentive Stock Option is granted; and further provided, however, that no Incentive Stock

Option shall be granted to an Optionee who, at the time of the grant of such Option, owns securities representing more than ten percent (10%) of the voting power of all classes of stock of FNB or any of its Affiliates, at a per Share exercise price less than one hundred ten percent (110%) of the fair market value per Share on the date of grant.

               (b) For the purpose of determining the exercise price of an Option, fair market value per Share shall be determined by the Committee in the good faith exercise of its discretion in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2; provided, however, that where there is a public market for the Common Stock, the Committee shall consider, as evidence of fair market value, the mean of the bid and asked prices (or the closing price if listed on a stock exchange or the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market System) of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by Nasdaq or the National Quotation Bureau). If such information is not available for the date of grant, then such information for the last preceding date for which such information is available shall be considered as evidence of fair market value.

               (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of (i) cash, (ii) check (bank, cashier's or certified), (iii) other Shares of Common Stock (held for the requisite period necessary to avoid a charge to FNB's reported earnings) having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of an election to FNB to withhold a sufficient number of Shares from the Shares otherwise due upon exercise of the Option having an aggregate fair market value on the date of exercise equal to the exercise price, (v) by any combination of such methods of payment, or (vi) any other consideration and method of payment for the issuance of Shares permitted under applicable law. In addition, full payment for the purchased Shares may be effected through a broker-dealer sale and remittance procedure pursuant to which the Optionee (i) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased Shares and remit to FNB, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by FNB by reason of such purchase and (ii) shall provide written directives to FNB to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction. An Optionee's election to deliver Shares or to have FNB withhold Shares from the Shares otherwise due upon exercise of the Option to satisfy the exercise price is subject to approval by the Committee and must be made in accordance with rules and procedures established by the Committee, including the time within which such an election must be made.

         8.    Exercise of Option.
               ------------------

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee. The vesting of any Option shall be determined by the Committee in its sole discretion provided , however, that each

Option shall vest at the rate of at least 20 percent per year over the five years from the date such Option is granted. An Option may not be exercised for less than ten (10) Shares or for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to FNB in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by FNB. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 6(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of FNB or of a duly authorized transfer agent of FNB) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 10 of the Plan.

               (b) Termination of Employment or Officer Status. Unless the Committee determines otherwise, upon the termination of an Officer Optionee's status as an employee, including the termination of the status as an employee of an Officer who is also a Director, his or her rights to exercise an Option then held shall be only as follows:

                      (i) Termination of Status as an Employee For Any Reason Other Than Cause, Disability or Death. If an Officer ceases to serve as an employee for any reason other than those mentioned under sub-paragraphs (ii), (iii) and (iv) below, he or she may, within three
         (3) months after the date he or she ceases to be an employee of FNB or any of its Affiliates, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination, provided the date of exercise is in no event after the expiration of the term of the Option. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                      (ii) Termination of Status as an Employee For Cause. If an Officer is determined by the Board of Directors to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to FNB, or to have deliberately disregarded the rules of FNB which resulted in loss, damage or injury to FNB, or if an Officer Optionee makes any unauthorized disclosure of any of the secrets or confidential information of FNB, induces any client or customer of FNB to break any contract with FNB or induces any principal for whom FNB acts as agent to terminate such agency relations, or engages in any conduct which constitutes unfair competition with FNB, or if an Officer Optionee is removed from any office of FNB by any bank regulatory agency, then such Officer shall have the right for a period of thirty (30) days following the date of such termination to exercise the Option to the extent he or she was entitled to exercise the Option on the date of his or her termination of employment, provided the actual date of exercise is in no event after the expiration of the term of the Option. In making such determination, the Board of Directors shall act fairly and shall give the Officer Optionee an opportunity to appear and be heard at a hearing before the Board of Directors and present evidence on the Officer Optionee's behalf. For purposes of this Section 8(b), termination of employment shall be deemed to occur when FNB dispatches notice or advice to the Officer Optionee that the Officer Optionee's employment is terminated and not at the time of the Officer Optionee's receipt thereof, whether or not after termination of employment the Officer Optionee may receive payment from FNB for vacation pay, for services rendered prior to termination, for services for the day on which termination occurred, for salary in lieu of notice, or for other benefits. As used in this Section 8(b), the term "FNB" also includes any Affiliates of FNB.

                      (iii) Disability of Officer Optionee. In the event an Officer is unable to continue his or her employment with FNB or any of its Affiliates as a result of his or her disability, he or she may, within twelve (12) months following the date of termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination; provided the date of exercise is in no event after the expiration of the term of the Option. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                      (iv) Death of Officer Optionee. In the event of the death of an Officer Optionee while such Optionee is an employee of FNB or any of its Affiliates, or during the three-month period referred to in Section 8(b)(i) hereof, the Option may be exercised at any time within twelve (12) months following the date of death, by the Officer Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death and provided that the date of exercise is in no event after the date of expiration of the Option.

               (c) Termination of Nonemployee Director Status. Unless the Committee determines otherwise, upon the termination of a Nonemployee Director Optionee's status as a member of the Board of Directors, his or her rights to exercise an Option then held shall be only as follows:

                      (i) Death or Disability. If a Nonemployee Director Optionee's tenure on the Board is terminated by death or disability, such Optionee or such Optionee's qualified representative (in the event of such Optionee's mental disability) or such Optionee's estate (in the event of such Optionee's death) shall have the right for a period of twelve (12) months following the date of such death or disability to exercise the Option to the extent the Optionee was entitled to exercise such Option on the date of the Optionee's death or disability; provided the actual date of exercise is in no event after the expiration of the term of the Option. An Optionee's "estate" shall mean the Optionee's legal representative or any person who acquires the right to exercise an option by reason of the Optionee's death.

                      (ii) Other Reasons. If a Nonemployee Director Optionee's tenure on the Board is terminated for any reason other than those mentioned above under "Death or Disability," the Optionee may, within three (3) months following such termination, exercise the Option to the extent such Option was exercisable by the Optionee on the date of such termination: provided the date of exercise is in no event after the expiration of the term of the Option.

         9. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that Nonstatutory Stock Options may be transferred pursuant to a "qualified domestic relations order," and may be exercised by the transferee of such a transfer, to the extent allowed under Rule 16b-3, as it may be amended from time to time, or any successor rule.

         10. Tax Withholding. Where FNB deems that it is appropriate to withhold taxes relating to the exercise of any Option, the Committee may, in its discretion, require that such taxes be paid in a manner satisfactory to FNB. FNB may require the payment of such taxes before Shares of FNB's Common Stock deliverable pursuant to such exercise are transferred to the Optionee.

         11. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of FNB, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by FNB; provided, however, that conversion of any convertible securities of FNB shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by FNB of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         12. Dissolution, Merger or Similar Event; Acceleration. Upon consummation of a plan of dissolution or liquidation of FNB, or upon consummation of a plan of reorganization, merger or consolidation of FNB with one or more banks or corporations as a result of which FNB is not the surviving entity, or upon the sale of all or substantially all the assets of FNB to another bank or corporation, the Plan shall automatically terminate and all Options theretofore granted shall be terminated, unless provision is made in connection with such transaction for assumption of Options theretofore granted, or substitution for such Options with new stock options or rights covering stock of a successor bank or corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor bank or corporation, or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

         Notwithstanding any provisions in any Option agreement pertaining to the time of exercise of an Option, or part thereof, upon adoption by the requisite holders of the outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of FNB to another bank or corporation which would, upon consummation, result in termination of an Option as described above, all outstanding Options shall become immediately exercisable as to all unexercised Optioned Stock for such period of time as may be determined by the Committee, but in any event not more than fifteen (15) days, on the condition that the terminating event described above is consummated. If such terminating event is not consummated, Options granted pursuant to the Plan shall be exercisable in accordance with their respective terms as in existence prior to acceleration, except with respect to any Option exercised within the period of accelerated exercisability.

         13. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of FNB as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

         14.   Amendment and Termination of the Plan.
               -------------------------------------

               (a) The Board of Directors may amend or terminate the Plan from time to time in such respects as the Board of Directors may deem advisable. FNB shall (only to the extent required, and in the manner required, by the Code and Rule 16b-3, as amended from time to time, or by any successor rule or other applicable law or regulation) obtain shareholder approval of any amendment to the Plan which would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of Shares which may be issued under the Plan; or (iii) materially modify the requirements as to eligibility for participation in the Plan.

               (b) Except as provided in Section 12 of the Plan, any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and FNB, which agreement must be in writing and signed by the Optionee and FNB.

         15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless and until the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all the then applicable requirements of all regulatory agencies having jurisdiction, and the requirements of any stock exchange or inter-dealer quotation system upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for FNB with respect to such compliance.

         16. Reservation of Shares. FNB, during the term of this Plan, shall take all necessary action, and if required, submit such action for shareholder approval, to reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of FNB to obtain authority from any regulatory body having jurisdiction, which authority is deemed by FNB's legal counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve FNB of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. Shareholder Approval of the Plan. Continuance of the Plan shall be subject to approval by the shareholders of FNB within twelve (12) months after the date the Plan was adopted by the Board of Directors. Such shareholder approval shall consist of approval by the affirmative votes of the holders of a majority of the outstanding securities of FNB present, or represented, and entitled to vote at a meeting duly held in accordance with applicable law, or by the written consent of the holders of a majority of the outstanding securities of FNB entitled to vote. Any Option exercised before such shareholder approval is obtained shall be rescinded if such shareholder approval is not obtained within twelve (12) months after the date the Plan was adopted by the Board of Directors, and the Shares issued upon exercise of such Option shall not be counted in determining whether such shareholder approval is obtained.

         18. Severability. If any provision of this Plan as applied to any person or to any circumstance shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circumstances, or the validity or enforceability hereof.

         19. Construction. Where the context or construction requires, all words applied in the plural herein shall be deemed to have been used in the singular and vice versa, and the masculine gender shall include the feminine and the neuter and vice versa.

         20. Headings. The headings of the several paragraphs herein are inserted solely for convenience of reference and are not intended to form a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

         21. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of California.

         22. Conflict. In the event of any conflict between the terms and provisions of this Plan, and any other document, agreement or instrument, including, without meaning any limitation, any written Option agreement, the terms and provision of this Plan shall control.

                                   APPENDIX B
                                   ----------

                             AUDIT COMMITTEE CHARTER
                             -----------------------


         This Audit Committee Charter has been adopted by the Board of Directors of FNB Bancorp (the "Company"). The Audit Committee of the Board shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Membership

         The audit committee will be composed of not less than three (3) members of the board of directors. They will be selected by the board of directors, taking into account prior experience in matters to be considered by the committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity.

         The committee's membership will meet the requirements of the audit committee policy of Nasdaq. Accordingly, all of the members will be directors independent of management and free from relationships that, in the opinion of the board of directors, would interfere with the exercise of independent judgment as a committee member.

         No officers or employees of the Company or its subsidiaries will serve on the committee. A former officer of the Company or any of its subsidiaries may serve on the committee (even though the former officer may by receiving pension or deferred compensation payments from the Company) if, in the opinion of the board of directors, the former officer will exercise independent judgment and will significantly assist the committee to function. However, a majority of the committee will be directors who were not formerly officers of the Company or any of its subsidiaries.

         When considering relationships that might affect independence, including possible affiliate status, the board of directors will give appropriate consideration, in addition to its audit committee policy, to guidelines issued by Nasdaq, which are provided to assist boards of directors in observing the spirit of Nasdaq policy.

         The board of directors shall appoint one member of the audit committee to serve as the chairman. The chairman shall be responsible for leadership of the committee, including scheduling and presiding over meetings, preparing agendas and making regular reports to the board of directors. The chairman will also maintain regular liaison with the Chief Executive Officer, the Chief Financial Officer, the lead independent audit partner and the outsource internal audit firm.

Actions of the Committee

The committee's activities will include the following actions:

     o Oversight of the financial statements and relations with the independent auditors.
     o Instruct the independent auditors that the board of directors is the client in its capacity as the shareholders' representative.
     o Expect the independent auditors to meet with the board of directors at least annually so the board has a basis on which to recommend the independent auditors' appointment to the shareholders or to ratify its selection of the independent auditors.
     o Expect financial management and the independent auditors to analyze significant financial report issues and practices on a timely basis.
     o Expect financial management and the independent auditors to discuss with the audit committee:
           o Qualitative judgments about whether current or proposed accounting principles and disclosures are appropriate, not just acceptable; and
           o Aggressiveness or conservatism of accounting principles and financial estimates.
     o   Expect the independent auditors to provide the audit committee with:
           o Independent judgments about the appropriateness of the Company's current or proposed accounting principles and whether current or proposed financial disclosures are clear;
           o Views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used;
           o Reasons why accounting principles and disclosure practices used for new transactions or events are appropriate;
           o Reasons for accepting or questioning significant estimates made by management; and
           o Views on how selected accounting principles and disclosure practices affect shareholder and public attitudes about the Company.

Actions taken on the board's behalf that require board notification but not board approval:

     o Review and approve the scope of the Company's audit and that of its subsidiaries as recommended by the independent auditors and the President;
     o Review and approve the scope of the Company's annual profit and pension trust audits;
     o Answer questions raised by shareholders during an annual shareholders' meeting on matters relating to the committee's activities if asked to do so by the board of directors' chairperson; and
     o Ask the President to have the outsourced internal audit firm study a particular area of interest or concern to the audit committee.

Matters requiring the committee's review and study before making a recommendation for the board of directors' action:

     o   Appointment of the independent auditors;
     o   Implementation of major accounting policy changes;
     o   SEC registration statements to be signed by the board of directors; and
     o The auditors' reports and financial statements prior to publication in the annual report.

Matters requiring the committee's review and study before providing summary information to the board of directors:

     o Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board (FASB), the Securities and Exchange Commission (SEC), and the American Institute of Certified Public Accountants (AICPA), or by comparable bodies outside the United States;
     o The independent auditors' assessment of the strengths and weaknesses of the Company's financial staff, systems, controls, and other factors that might be relevant to the integrity of the financial statements;
     o   Quarterly financial statement review before publication;
     o Administration of the Company's "conflict of interest" policies as may be set by the board of directors from time to time;
     o The performance of management and operating personnel under the Company's code of ethics as may be adopted by the board of directors from time to time;
     o   Gaps and exposures in insurance programs;
     o Reports about the Company or its subsidiaries submitted by agencies of governments in countries in which the Company or it subsidiaries may operate; and
     o Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC rules and regulations and the rules and regulations of Nasdaq.

--------------------------------------------------------------------------------
                                  FNB BANCORP

                      Solicited by the Board of Directors
                     for the Annual Meeting of Shareholders
                                on May 14, 2003

The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of FNB BANCORP and the accompanying Proxy Statement dated April 17, 2003, and revoking any Proxy heretofore given, hereby constitutes appoints Thomas C. McGraw, Neil J. Vannucci and Edward J. Watson, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of FNB BANCORP, a California corporation, outstanding in the name of the undersigned which the undersigned could vote if personally present and acting the Annual Meeting of Shareholders of FNB BANCORP, to be held at the Basque Cultural Center, 599 Railroad Avenue, South San Francisco, California, on Wednesday, May 14, 2003, at 7:30 p.m. or at adjournment thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all matters which may be properly presented for action at the meeting or any adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" RATIFICATION AND APPROVAL OF THE FNB BANCORP 2002 STOCK OPTION PLAN, AND "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY TO SERVE FOR THE 2003 FISCAL YEAR. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" RATIFICATION AND APPROVAL OF THE FNB BANCORP 2002 STOCK OPTION PLAN, AND "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY TO SERVE FOR THE 2003 FISCAL YEAR.


                   (Continued and to be signed on other side)

                                  FNB BANCORP

                     Vote by Internet or Telephone or Mail

                         24 Hours a Day - 7 Days a Week

 -----------------------------------------------------------------------------
 | Your telephone or Internet vote authorizes the named proxies to vote | | your shares in the same manner as if you marked, signed and returned your |
 |                                proxy card.                                 |
 -----------------------------------------------------------------------------

       INTERNET                        TELEPHONE                    MAIL
       --------                        ---------                    ----
www.proxyvoting.com/fnbg   OR        1-888-426-7035       OR

Use the Internet to Vote      Use any touch-tone telephone   Mark, sign and date
your proxy. Have your proxy   to vote your proxy. Have your    your proxy card
card in hand when you access  proxy card in hand when you            and
the web site. You will be     call. You will be prompted to    return it in the
prompted to enter your        enter your control number,          enclosed
control number, located in    located in the box below,          postage-paid
the box below, to create      and then follow the                 envelope.
and submit an electronic      directions given
ballot.

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.


           [GRAPHIC OMITTED]  FOLD AND DETACH HERE  [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:

1. To elect as directors the eight (8) nominees set forth below:

 _                                             _
|_| FOR all nominees listed below             |_| WITHHOLD AUTHORITY to vote
    (except as marked to the contrary below).     for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:


                 01. Michael R. Wyman Inc.     05. Daniel J. Modena
                 02. Thomas C. McGraw          06. Lisa Angelot
                 03. Neil J. Vannucci          07. Jim D. Black
                 04. Edward J. Watson          08. Anthony J. Clifford

EXCEPTION______________________________________________________________________

2. To ratify and approve the FNB Bancorp 2002 Stock Option Plan.
                         _        _             _
                        |_| FOR  |_|  AGAINST  |_| ABSTAIN

3. To ratify the appointment of KPMG LLP as independent of the Company to serve for the 2003 fiscal year.
                         _        _             _
                        |_| FOR  |_|  AGAINST  |_| ABSTAIN

4. In their discretion, to transact such other business as may properly come before the meeting.

                                              Authorized Signature(s)

                                       _________________________________________

                                       _________________________________________

                                       Date:  ________________, 2003

                                       Please date and sign exactly as your
                                       name(s) appears. When signing as
                                       attorney, executor, administrator,
                                       trustee, or guardian, please give full
                                       title. If more than one trustee, all
                                       should sign. All joint owners must sign.
                                       WHETHER OR NOT YOU PLAN TO ATTEND THIS
                                       MEETING, PLEASE SIGN AND RETURN THIS
                                       PROXY AS PROMPTLY AS POSSIBLE IN THE
                                       ENCLOSED POSTAGE-PAID ENVELOPE UNLESS YOU
                                       VOTE BY INTERNET OR TELEPHONE.

                                       I/we do _ or do not _ expect to attend
                                       this meeting.

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.